SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]    Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
       Only                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SAFE IDEA, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4. Proposed maximum aggregate value of transaction:

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     5. Total fee paid:

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[ ] Fee paid previously with preliminary materials.
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[      ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

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     2. Form, Schedule or Registration Statement No.:

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     3. Filing Party:

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     4. Date Filed:

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                                 SAFE IDEA, INC.
                               2000 Trasher Drive
                         Lake Havasu City, Arizona 86404


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 11, 2005

To the Shareholders of Safe Idea, Inc.:

          An Annual Meeting of Shareholders of Safe Idea, Inc. (the "Company") will be held at the Law Offices of Tolan S. Furusho, Attorney at Law, 2200 112th Avenue NE, Bellevue, Washington 98004 on April 11, 2005 at 1:00 PM for the following purposes:

     1. To elect two directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To confirm Madsen & Associates, CPA's Inc. as the Company's auditors for the fiscal years, 2002, 2003 and 2004.

     3. To confirm National Stock Transfer, Inc, as the Company's stock Transfer agent.

     4. To increase the Company's authorized common share capital from 50,000,000 to 100,000,000, par value of $0.0001 and to authorize a preferred category stock of 10,000,000 shares at par value of $0.0001.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

           Shareholders of record at the close of business on March 31, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

          You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                           By Order of the Board of Directors

                                           /s/ David Campbell
                                                President


Bellevue, Washington
March 8, 2005

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                                 SAFE IDEA, INC.
                               2000 Trasher Drive
                           Lake Havasu, Arizona 86404


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 11, 2005


                                  INTRODUCTION

          The Board of Directors of Safe Idea, Inc. (the "Company") is soliciting proxies for the use at the Annual Meeting of Shareholders of the Company, and at any adjournment thereof (the "Annual Meeting"), on April 11, 2005. The Annual Meeting is scheduled to be held at the Law Offices of Tolan S. Furusho, Attorney at Law, 2200 112th Avenue NE, Bellevue, Washington 98004 on Monday, April 11, 2005 at 1:00 PM, local time. The Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about March 11, 2005.

Proxies:

          The shares represented by any proxy in the enclosed form, if such proxy is properly executed and received by the Company prior to or at the Annual Meeting and prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted (i) for the election to the Board of Directors of the nominees of the Board of Directors named herein. You may revoke a proxy by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities:

          Shareholders of record at the close of business on March 31, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $0.0001 par value per share (the "Common Stock"), outstanding and entitled to vote was 11,550,015. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Quorum and Other Matters:

          The presence at the Annual Meeting, in person or by proxy, of the holders of not less than one-third of the eligible votes represented by the outstanding shares of Common
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Stock entitled to vote at the Annual Meeting is
necessary to constitute a quorum. The Board of Directors is not aware of any other matters expected to come before the Annual Meeting. The persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

          Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The appointment of the independent auditors of the Company requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any such other matter.

          Under the laws of the State of Nevada, dissenters' rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.



                              ELECTION OF DIRECTORS
                             (Proxy Proposal No. 1)

          Two directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all nominees hereinafter named. In the event however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Articles of Incorporation. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

Nominees for Election:

     The following table sets forth information with respect to each nominee for election as a director. The information as to age, principal occupation and directorships held has been furnished by each such nominee.

       Name and Age            Position                    Served as Director
                                                           Continuously Since
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--------------------   -----------------------------  -----------------------


David Campbell               (57)      Chairman of Board of Directors,      2004
President, CEO

Carol Allen                  (58)      Secretary and Director               2004


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Information Regarding Executive Officers:

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

Name and Age                               Office

David Campbell  (57)         Chairman of the Board of Directors,
                                             President and CEO

Carol Allen (58)                   Secretary and Director


          David Campbell has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since June 17, 2004. Prior to becoming an officer and director of the Company, Mr. Campbell owned and operated a human resource and consulting business, operating in Finland from 1989 to 1998. Since that time and until June 2004, Mr. Campbell worked as an independent sales consultant for various corporations. Mr. Campbell has a BA in Liberal Arts and a Masters in Divinity.

          Carol Allen became has been Secretary and a Director of the Company since June 17, 2004. Prior to becoming an officer and director of the Company, Ms. Allen was and is a retired police officer. Ms. Allen holds a degree in Physical Education and has operated a catering business in Seattle, Washington for the past five years.

Compliance with Section 16(a) of Exchange Act:

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2004. All of the filing requirements were not satisfied on a timely basis in 2004. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that were filed with the Commission.

Committees and Attendance of the Board of Directors:

     The Board of Directors does not have standing audit, compensation or nominating committees performing similar functions.

     During the year ended December 31, 2004, the Board of Directors held several formal meetings. Each director attended those meetings.

Executive Compensation and Other Matters:

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during each of the three years ended December 31, 2004 for the Chief Executive Officer and each of the five most highly compensated executive officers whose compensation exceeded $100,000.





                                                    Other Annual        Stock
Name and Position   Year      Salary($)   Bonus($)  ompensation($)  Options  (1)
--------------------------------------------------------------------------------

David Campbell       2004        -0-        -0-    50,000 shares         -0-
Board Chairman,                                     @$0.10=$5,000
President & CEO

Carol Allen          2004       -0-         -0-    10,000 shares         -0-
Secretary &                                         @$0.10=$1,000        -0-
Director
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(1) The officers and directors did not receive any other compensation including, but not limited to insurance, company car, company expense account or any other forms of compensation.


Beneficial Ownership of Stock:

          The following table is furnished as of March 8, 2005, to indicate the beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director and nominee for director of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

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Name of Beneficial Owner   Beneficial Ownership(1)   Title of Class   Percentage
-------------------------------------------------------------------------------


David Campbell                                     50,000     Common     .043 %

Carol Allen                                        10,000     Common     .009 %

Cease-Fire Technologies, Pty, Ltd.              3,000,000     Common     25.97%


All executive officers and directors
as a group (2 persons)                             60,000     Common       .052%

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(1)  The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.


Certain Relationships and Transactions:

          All transactions between the Company, its officers, directors, principal shareholders or affiliates, whether presently existing are, or in the future will be, in the belief of management, on terms no less favorable to the Company than may be obtained from unaffiliated third parties.

          Other than the elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, directly or indirectly, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.


                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2005 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than April 1, 2005.


                            EXPENSES OF SOLICITATION

          The Company will pay all of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock.

                                  OTHER MATTERS

          The Board of Directors may bring other matters before the Annual Meeting. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.


          Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.



                                           By Order of the Board of Directors

                                           /s/ David Campbell
                                            Chairman of the Board of Directors


Lake Havasu, Arizona
March 8, 2005




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